UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2011

SP BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34933	27-3347359
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5224 West Plano Parkway, Plano, Texas		75093
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 931-5311

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 14, 2011, SP Bancorp, Inc. (the “Company”) reviewed earnings results for the three months and year ended December 31, 2010 in a conference call and webcast for stockholders and analysts. A slide show presentation used at the conference call is attached as Exhibit 99 and is available on the internet at http://investor.shareplus.com.

The information in the preceding paragraph, as well as Exhibit 99 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.	Not Applicable.

(b)	Pro Forma Financial Information.	Not Applicable.

(c)	Shell Company Transactions.	Not Applicable.

(d)	Exhibit: 99	Slide show presentation, dated February 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SP BANCORP, INC.

DATE: February 15, 2011	By:	/s/ Suzanne C. Salls
Suzanne C. Salls
Senior Vice President and Chief Financial Officer